Exhibit 99.2

# LOWE'S Q4 2022 RESULTS

## Financial Highlights

**$22.4B**
IN SALES
+5.2%

**-0.7%**
U.S. COMP SALES

**32.3%**
GROSS MARGIN
-60 basis points

**7.6%**
OPERATING MARGIN
-108 basis points

**9.6%**
ADJ. OPERATING MARGIN[1]
+88 basis points

**$1.58**
DILUTED EPS
-11.2%

**$2.28**
ADJ. DILUTED EPS[1]
+28.1%

WE RETURNED
**$2.6 BILLION**
to our shareholders through dividends and share repurchases

## U.S. Comparable Sales Summary

**-5.5%** COMP TRANSACTIONS

**+4.8%** COMP **$100.71** AVERAGE TICKET

**+5.1%** LOWES.COM SALES GROWTH

## U.S. Monthly Comp Performance



+8.1%
-3.1%
+7.4%
-0.2%
+1.4%
-1.3%
2022
2021
NOV
DEC
JAN

## U.S. Pro Comparable Sales

**+10%**
U.S. PRO GROWTH

11 consecutive quarters of **double-digit Pro growth**

## U.S. Comp Sales by Ticket Size



>$500
$50–$500
<$50
+2.1%
-1.7%
-6.7%

## Product Category Performance

Comp above company average in **6 of 14 product categories**

- ROUGH PLUMBING
- MILLWORK
- BUILDING MATERIALS
- PAINT
- APPLIANCES
- KITCHENS & BATH

## Associates

Awarded **$220 million in discretionary and profit-sharing bonuses** to our associates

"We continue to make strides on our Total Home strategy, with 10% Pro growth in the U.S. and 5% increase in Lowes.com sales. I am confident we are making the right investments – in our associates and in our business – to drive long-term growth. We also continue to improve operating margin, demonstrating our ongoing focus on driving productivity."

**– Marvin R. Ellison, Chairman & CEO**



**8 of 15 Regions** Delivered Comp Growth Above Company Average

Note: Q4 2022 includes a 14th week compared to Q4 2021, which had 13 weeks. Comparable sales are based on comparable 14-week periods.
[1]Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to ir.lowes.com for a reconciliation of non-GAAP measures.

# FY 2022 RESULTS

## Financial Highlights

**$97.1B**
IN SALES
+0.8%

**-0.4%**
U.S. COMP SALES

**33.2%**
GROSS MARGIN
-7 basis points

**10.5%**
OPERATING MARGIN
-209 basis points

**13.0%**
ADJ. OPERATING MARGIN[1]
+48 basis points

**$10.17**
DILUTED EPS
-15.5%

**$13.81**
ADJ. DILUTED EPS[1]
+14.7%

WE RETURNED
**$16.5 BILLION**
to our shareholders through dividends and share repurchases

## U.S. Comparable Sales Summary

- **-7.4%** COMP TRANSACTIONS
- **+7.0%** COMP **$101.68** AVERAGE TICKET
- **+6.5%** LOWES.COM SALES GROWTH

All **15 Regions** Delivered Double-Digit Positive Comps on a 3-Year Basis

Member of
**Dow Jones Sustainability Indices**
Powered by the S&P Global CSA

**4 years in a row**

LOWE'S HOMETOWNS

Announced a **5-year, $100M commitment** to improving hometowns across the U.S.

## Product Category Performance

All U.S. Product Categories Drove Three-Year Comps Above **20%**

**8 OF 14 CATEGORIES ABOVE COMPANY AVERAGE**
(vs. FY 2021)

- BUILDING MATERIIALS
- HARDWARE
- PAINT
- ELECTRICAL
- KITCHENS & BATH
- ROUGH PLUMBING
- FLOORING
- MILLWORK

## Total Home Strategy Updates

Capitalized on Pro momentum by growing our **MVPs Pro Rewards and Partnerships Program.**

LOWE'S 4PROS — U.S. PRO GROWTH OF **+16%**

**10%** ONLINE PENETRATION

**Doubled since 2019**

Elevated our **private brand** offering – including expanding STAINMASTER® into hard flooring and paint.

allen + roth | KOBALT | Origin21™ | STAINMASTER | Style Selections

Continued rollout of **market delivery model** for big and bulky products, supporting 1,000+ stores across 10 geographic regions.

Note: FY 2022 includes a 53rd week compared to FY 2021, which had 52 weeks. Comparable sales are based on comparable 53-week periods.
[1]Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to ir.lowes.com for a reconciliation of non-GAAP measures.

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

Q4 and Fiscal 2022 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered an alternative to, or more meaningful indicator of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. The Company has provided the following non-GAAP financial measures for comparing its operating performance for the three months and fiscal year ended February 3, 2023: adjusted operating income, adjusted operating margin, and adjusted diluted earnings per share. These measures exclude the impacts of a certain discrete item, further described below, not contemplated in Lowe's Business Outlook to assist the user in understanding operational performance for the fourth quarter and fiscal 2022. Fiscal 2022 Impacts During fiscal 2022, the Company recognized financial impacts from the following discrete item, not contemplated in the Company's Business Outlook for fiscal 2022: • In the third quarter of fiscal 2022, the Company recognized a pre-tax $2.1 billion long-lived asset impairment of the Canadian retail business. In the fourth quarter of fiscal 2022, the Company recognized additional pre-tax costs totaling $441 million, consisting of the loss on the sale and closing costs associated with the sale of the Canadian retail business (Canadian retail business transaction costs). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Three Months Ended Year Ended Adjusted Operating Income (in millions, except percentage data) February 3, 2023 February 3, 2023 Operating Income, As Reported $ 1,704 $ 10,159 Canadian retail business transaction costs 441 2,501 Adjusted Operating Income $ 2,145 $ 12,660 Operating Margin, As Reported 7.59% 10.47 % Adjusted Operating Margin 9.55% 13.04 % Three Months Ended Year Ended February 3, 2023 February 3, 2023 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 1.58 $ 10.17 Canadian retail business transaction costs 0.73 (0.03) 0.70 3.95 (0.31) 3.64 Adjusted Diluted Earnings Per Share $ 2.28 $ 13.81 1. Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as volatility and/or lack of liquidity from time to time in U.S. and world financial markets and the consequent reduced availability and/or higher cost of borrowing to Lowe's and its customers, slower rates of growth in real disposable personal income that could affect the rate of growth in consumer spending, inflation and its impacts on discretionary spending and on our costs, shortages, and other disruptions in the labor supply, interest rate and currency fluctuations, home price appreciation or decreasing housing turnover, the availability of consumer credit and of mortgage financing, trade policy changes or additional tariffs, outbreaks of pandemics, fluctuations in fuel and energy costs, inflation or deflation of commodity prices, natural disasters, armed conflicts, acts of both domestic and international terrorism, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.